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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                October 18, 1995
                       (Date of earliest event reported)



                               WITCO CORPORATION
             (Exact name or registrant as specified in its charter)


   Delaware                    1-4654                            13-1870000
(State or other              (Commission                     (I.R.S. Employer
jurisdiction or                 File                          Identification
organization)                  Number)                             Number)




          One American Lane
       Greenwich, Connecticut                                        06831
(Address of principal executive offices)                           (Zip Code)



                                 (203) 552-2000
              (Registrant's telephone number, including area code)



                                 Not Applicable
            (Former name or address, if changed since last report.)


                                 Page 1 of 12
                          Exhibit Index is on page 10


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This Form 8-K/A amends Item 7(a) and (b) of the Witco Corporation (the
"Company") Current Report on Form 8-K dated October 18, 1995 (filed October 31,
1995) which related to, among other things, Witco's acquisition of OSi Specialties Holding Company ("OSi").

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


a.   Historical Financial Statements

         (i) OSi Specialties Holding Company Consolidated Financial Statements for fiscal years 1994 and 1993 (incorporated by reference to pages F-1 through F-30 of OSi's Annual Report on Form 10-K for the fiscal year ended December 31, 1994).

         (ii) OSi Specialties Holding Company Consolidated Condensed Financial Statements for the nine month periods ended September 30, 1995, and September 30, 1994 (unaudited) (incorporated by reference to pages one through six of OSi's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995).

b.   Pro Forma Financial Information

Witco Corporation and OSi Specialties
Holding Company Pro Forma Consolidated
Condensed Financial Data (unaudited)




                                            Page 2 of 12
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             WITCO CORPORATION AND OSi SPECIALTIES HOLDING COMPANY

          PRO FORMA CONSOLIDATED CONDENSED FINANCIAL DATA (UNAUDITED)

On October 19, 1995, the Company acquired OSi Specialties Holding Company and its wholly owned subsidiary, OSi Specialties, Inc. (collectively "OSi") from an investor group led by DLJ Merchant Banking Partners, L.P. in a cash transaction which valued 100 percent of OSi's equity at $486 million. The acquisition was accounted for as a purchase.

To finance the acquisition, the Company utilized cash on hand and short-term financing of $375 million under a one year credit agreement with a syndicate of 10 banks with Morgan Guaranty Trust Company of New York, as agent. The credit agreement, which contains covenants customary in such agreements, is for a total of $675 million, of which $375 million was utilized for the acquisition.

The Company subsequently purchased for cash all of OSi's 11-1/2% Senior Secured Discount Debentures due 2004 for $137.6 million and more than 99% of OSi Specialties' 9-1/4% Senior Subordinated Notes due 2003 for $140.1 million. The Company funded the acquisition of the Debentures and Notes with additional short-term bank loans available under the $675 million credit agreement.

The Company intends to replace all or part of the short-term bank loans with long-term financing in the public markets.

The following pro forma consolidated condensed balance sheet (unaudited) as of September 30, 1995 and the pro forma consolidated condensed statements of income (unaudited) for the year ended December 31, 1994 and the nine months ended September 30, 1995 (collectively, the "Pro Forma Financial Data") combine
(i) the historical consolidated balance sheets of the Company and OSi as if the acquisition had been effected on September 30, 1995, and (ii) the historical statements of income as if the acquisition had been effected on January 1, 1994.

The pro forma financial data has been prepared on the basis described in the notes to the pro forma unaudited consolidated condensed financial data and includes assumptions relating to the allocation of the consideration paid for OSi to the assets and liabilities of OSi based on preliminary estimates of their respective fair values. The actual allocation of such consideration may differ from that reflected in the pro forma financial data after an appropriate review of the fair values of the assets and liabilities of OSi has been completed. Although certain items noted herein are subject to potential adjustment, management does not believe that the effect of any such adjustments will be material to the pro forma financial data.

The pro forma financial data presented is not necessarily indicative of the actual results that would have been achieved had the acquisition closed on the dates assumed herein.


                                            Page 3 of 12
                                       Exhibit Index is on page 10

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                      Witco Corporation and OSi Specialties Holding Company
               Pro Forma Consolidated Condensed Statement of Income (Unaudited)
                          For the Year Ended December 31, 1994
                          (in thousands except per share data)

                                                                                     Note A           Note B
                                                                      Witco      OSi Specialties     Pro Forma          Pro Forma
                                                                   Corporation     Holding Co.       Adjustments       Consolidated
Revenues
  Net sales                                                        $ 1,841,414    $   394,322          $  --            $ 2,235,736
  Interest                                                              10,032            436           (8,416)(1)            2,052
-----------------------------------------------------------------  -----------    -----------          -------          -----------
    Total Revenues                                                   1,851,446        394,758           (8,416)           2,237,788
-----------------------------------------------------------------  -----------    -----------          -------          -----------

Costs and Expenses
  Cost of goods sold (exclusive of depreciation and amortization)    1,412,079        266,438              --             1,678,517
  Selling and administrative expenses                                  185,576         55,967           (7,010)(2)          234,533
  Depreciation and amortization                                         88,663         19,935           13,863 (3)(4)       122,461
  Interest                                                              29,674         27,405           15,155 (5)           72,234
  Other expense (income) - net                                          (9,708)           550              --                (9,158)
-----------------------------------------------------------------   ----------      ---------          -------          -----------
    Total Costs and Expenses                                         1,706,284        370,295           22,008            2,098,587
-----------------------------------------------------------------   ----------      ---------          -------          -----------

Income from Continuing Operations before Federal and Foreign
 Income Taxes                                                          145,162         24,463          (30,424)             139,201
Federal and Foreign Income Taxes                                        50,742         11,580           (7,668)(6)           54,654
-----------------------------------------------------------------  -----------      ---------         --------          -----------
    Income from Continuing Operations                              $    94,420      $  12,883         $(22,756)         $    84,547
===================================================================================================================================
Per Common Share: Primary
  Income from Continuing Operations                                $      1.70                                          $      1.52
                                                                          ====                                                 ====
Per Common Share: Fully Diluted
  Income from Continuing Operations                                $      1.69                                          $      1.52
                                                                          ====                                                 ====
Weighted average number of shares:
  Primary                                                               56,378                                               56,378
                                                                        ======                                               ======
  Fully diluted                                                         56,507                                               56,507
                                                                        ======                                               ======

See notes to pro forma consolidated condensed financial data (unaudited)

                                             Page 4 of 12
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                  Witco Corporation and OSi Specialties Holding Company
              Pro Forma Consolidated Condensed Statement of Income (Unaudited)
                         For the Nine Months Ended September 30, 1995
                            (in thousands except per share data)

                                                                                     Note A           Note B
                                                                      Witco      OSi Specialties      Pro Forma         Pro Forma
                                                                   Corporation     Holding Co.       Adjustments       Consolidated
Revenues
  Net sales                                                        $ 1,449,085    $   337,139        $     --           $ 1,786,224
  Interest                                                              11,204            412          (6,312)(1)             5,304
-----------------------------------------------------------------  -----------    -----------        --------           -----------
    Total Revenues                                                   1,460,289        337,551          (6,312)            1,791,528
-----------------------------------------------------------------  -----------    -----------        --------           -----------

Costs and Expenses
  Cost of goods sold (exclusive of depreciation and amortization)    1,134,166        223,812              --             1,357,978
  Selling and administrative expenses                                  139,665         44,400          (5,258)(2)           178,807
  Depreciation and amortization                                         70,909         16,693          10,889 (3)(4)         98,491
  Interest                                                              26,146         22,578           9,342 (5)            58,066
  Other expense (income) - net                                         (94,702)         1,232              --               (93,470)
-----------------------------------------------------------------  -----------    -----------        --------           -----------
    Total Costs and Expenses                                         1,276,184        308,715          14,973             1,599,872
-----------------------------------------------------------------  -----------    -----------        --------           -----------

Income from Continuing Operations before Federal and Foreign
 Income Taxes                                                          184,105         28,836         (21,285)              191,656
Federal and Foreign Income Taxes                                        65,370         10,700          (5,153)(6)            70,917
-----------------------------------------------------------------  -----------    -----------        --------           -----------
    Income from Continuing Operations                               $  118,735      $  18,136        $(16,132)          $   120,739
===================================================================================================================================
Per Common Share: Primary
  Income from Continuing Operations                                 $     2.10                                          $      2.14
                                                                          ====                                                 ====

Per Common Share: Fully Diluted
  Income from Continuing Operations                                 $     2.08                                          $      2.12
                                                                          ====                                                 ====

Weighted average number of shares:
  Primary                                                               56,542                                               56,542
                                                                        ======                                               ======
  Fully diluted                                                         57,000                                               57,000
                                                                        ======                                               ======

See notes to pro forma consolidated condensed financial data (unaudited)

                                             Page 5 of 12
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                Witco Corporation and OSi Specialties Holding Company
              Pro Forma Consolidated Condensed Balance Sheet (Unaudited)
                               As of September 30, 1995
                                    (in thousands)

                                                                                                       Note C
                                                                     Witco      OSi Specialties      Pro Forma          Pro Forma
                                                                  Corporation     Holding Co.       Adjustments        Consolidated
Assets
----------------------------------------------------------------
Current Assets
  Cash and cash equivalents                                       $  307,084     $   5,344         $ (140,275)(1)        $  172,153
  Accounts and notes receivable, less allowances                     361,937        71,645                 --               433,582
  Inventories                                                        225,786       100,897                 --               326,683
  Prepaid and other current assets                                    42,845        19,294              7,800 (2)            69,939
----------------------------------------------------------------  ----------     ---------         ----------            ----------
    Total Current Assets                                             937,652       197,180           (132,475)            1,002,357
----------------------------------------------------------------  ----------     ---------         ----------            ----------

Property, Plant, and Equipment, less accumulated depreciation        573,619       209,205                 --               782,824
Intangible Assets, less accumulated amortization                     194,561        10,888            522,082 (3)           727,531
Deferred Costs and Other Assets                                      111,675        21,386            (19,321)(2)           113,740
Net Assets of Discontinued Operations                                167,079            --                 --               167,079
----------------------------------------------------------------  ----------     ---------         ----------            ----------
    Total Assets                                                  $1,984,586     $ 438,659         $  370,286            $2,793,531
===================================================================================================================================

===================================================================================================================================

Liabilities and Shareholders' Equity
Current Liabilities
  Notes and loan payable                                          $    7,104    $   10,448         $  344,244 (4)        $  361,796
  Accounts payable and other current liabilities                     300,821        92,983             20,000 (5)           413,804
----------------------------------------------------------------  ----------     ---------         ----------            ----------
    Total Current Liabilities                                        307,925       103,431            364,244               775,600
----------------------------------------------------------------  ----------     ---------         ----------            ----------

Long-term Debt                                                       345,365       260,848             59,066 (6)           665,279
Deferred Federal and Foreign Income Taxes                             66,246         7,934            (40,124)(2)            34,056
Deferred Credits and Other Liabilities                               216,643        54,575             (1,029)(7)           270,189
Shareholders' Equity                                               1,048,407        11,871            (11,871)(8)         1,048,407
----------------------------------------------------------------  ----------     ---------         ----------            ----------
   Total Liabilities and Shareholders' Equity                     $1,984,586     $ 438,659         $  370,286            $2,793,531
===================================================================================================================================

See notes to pro forma consolidated condensed financial data (unaudited)

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             Witco Corporation and OSi Specialties Holding Company
       Notes to Pro Forma Consolidated Condensed Financial Data (Unaudited)


Note A

Certain reclassifications have been made to the OSi Specialties Holding Company historical income statement amounts to conform with Witco Corporation's presentation.


Note B

(1) To record foregone interest income due to cash on hand used for the OSi acquisition.

(2) To record anticipated reductions in costs of OSi due to the elimination of redundancies in staff and related costs and the cancellation of service agreements of $5,258 (nine months ended September 30, 1995) and $7,010 (year ended December 31, 1994).

(3) To record depreciation adjustment to conform useful lives of plant and equipment to those used by the Company of $1,083 (nine months ended September 30, 1995) and $789 (year ended December 31, 1994).

(4) To record amortization of excess purchase price over fair market value of acquired assets and liabilities assumed (amortized over 40 years) of $9,993 (nine months ended September 30, 1995) and $13,324 (year ended December 31, 1994) and reverse OSi amortization expense of $187 (nine months ended September 30, 1995) and $250 (year ended
         December 31, 1994).

(5) To record interest expense from borrowings for the OSi acquisition.

(6)      To record tax effects of the above entries.

Note C

(1)      To record cash on hand used for the OSi acquisition.

(2) To record deferred taxes related to OSi purchase accounting.

(3) To record excess purchase price over fair market value of acquired assets and liabilities assumed of $532,970 and reverse historic
         OSi excess purchase price over fair market value of acquired assets and liabilities assumed of $10,888.

(4) To record short-term portion of borrowings for the OSi acquisition.

(5)      To record acquisition costs.

(6) To record the expected long-term portion of debt used for the refinancing of OSi's revolving credit agreement, Senior Debentures and Senior Notes.

(7) To record adjustment to fair market value of OSi pension and OPEB liabilities.

(8)      To eliminate OSi shareholders' equity.

                                             Page 7 of 12
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c.       Exhibits

         23(a)             Consent of Arthur Andersen LLP

         23(b)             Consent of KPMG Peat Marwick LLP

         99(a) OSi Specialties Holding Company Consolidated Financial Statements for fiscal years 1994 and 1993 (incorporated by reference to pages F-1 through F-30 of OSi's Annual Report on Form 10-K for the fiscal year ended
                           December 31, 1994).

         99(b) OSi Specialties Holding Company Consolidated Condensed Financial Statements for the nine month periods ended September 30, 1995, and September 30, 1994 (unaudited) (incorporated by reference to pages one through six of OSi's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995).


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                                                SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WITCO CORPORATION,

                                              by
                                                  /s/ Dustan E. McCoy
                                                Name:  Dustan E. McCoy
                                                Title: Vice President, General
                                                       Counsel and Secretary


Date:  December 20, 1995

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                                              EXHIBIT INDEX


Exhibit                                                                                      Sequentially
Number                                             Exhibit                                   Numbered Page

23(a)                    Consent of Arthur Andersen LLP                                           13

23(b)                    Consent of KPMG Peat Marwick LLP                                         14

99(a)                    OSi Specialties Holding Company
                         Consolidated Financial Statements
                         for fiscal years 1994 and 1993
                         (incorporated by reference to
                         pages F-1 through F-30 of OSi's
                         Annual Report on Form 10-K for
                         the fiscal year ended
                         December 31, 1994).

99(b)                    OSi Specialties Holding Company
                         Consolidated Condensed Financial
                         Statements for the nine month
                         periods ended September 30, 1995,
                         and September 30, 1994 (unaudited)
                         (incorporated by reference to pages
                         one through six of OSi's Quarterly
                         Report on Form 10-Q for the quarter
                         ended September 30, 1995).






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